SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of Commission Only
        (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         North Central Bancshares, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                                                  March 23, 2001


Dear Shareholders:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company"), which will be held on April 27, 2001 at 10:00 a.m., Central Time, at the Trolley Center, located at 900 Central Avenue, Fort Dodge, Iowa. Enclosed are a Notice of Annual Meeting, Proxy Statement, Proxy Card and 2000 Annual Report to Shareholders.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about the Company's business.

         Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to sign, date and return your Proxy Card as soon as possible in the enclosed postage-paid envelope. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

         On behalf of the Board of Directors and all of the employees of the Company and First Federal Savings Bank of Iowa, I wish to thank you for your continued support.

                                       Sincerely,


                                       /s/ David M. Bradley
                                       --------------------
                                       David M. Bradley
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
                                 (515) 576-7531
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on April 27, 2001

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company") will be held on April 27, 2001 at 10:00 a.m., Central Time, at the Trolley Center, located at 900 Central Avenue, Fort Dodge, Iowa, for the following purposes:

          1. To elect two directors to hold office until the annual meeting of shareholders to be held in 2004 and until their respective successors have been duly elected and qualified;

          2. To ratify the appointment by the Board of Directors of the firm of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date hereof, management is not aware of any other such business.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 12, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

                                            By Order of the Board of Directors,


                                            /s/ Jean L. Lake
                                            ----------------
                                            Jean L. Lake
                                            Secretary

Fort Dodge, Iowa
March 23, 2001

                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
                                 (515) 576-7531

                            ------------------------

                             PROXY STATEMENT FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 27, 2001

              -----------------------------------------------------

                               GENERAL INFORMATION

              -----------------------------------------------------

General

         This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders of North Central Bancshares, Inc. ("North Central Bancshares" or the "Company") on or about March 23, 2001 in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held on April 27, 2001 at 10:00 a.m., Central Time, at the Trolley Center, located at 900 Central Avenue, Fort Dodge, Iowa.

         As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect two directors, each to serve for a three-year term expiring in 2004 ("Proposal 1"); (2) to ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2001 ("Proposal 2"); and (3) authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting, as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting ("Proposal 3").

Record Date and Voting

         The Board of Directors of the Company has fixed the close of business on March 12, 2001 as the record date (the "Record Date") for the determination of the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 1,897,380 shares of Common Stock outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Articles of Incorporation authorize the Board of Directors to interpret and apply the provisions of the Articles of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (iii) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Common Stock.

         If the enclosed Proxy Card is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted "FOR" each of the nominees for election as Directors and "FOR" each of the other proposals set forth in the accompanying Notice of Annual Meeting.

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

Vote Required

         Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card with respect to any of Proposals 2 or 3 will be counted as present and entitled to vote and will have the effect of a vote against such proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the votes for Proposals 2 and 3.

Revocability of Proxies

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) filing a written notice of revocation with the Secretary of the Company, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (3) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting and voting in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

         The Company will bear the cost of soliciting proxies from its shareholders. Proxies may be solicited personally or by telephone or telegraph by directors, officers and employees of the Company or its subsidiaries, without additional compensation. The Company also will provide persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, proxy material for transmittal to such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

         The following table sets forth, as of March 12, 2001, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of March 12, 2001. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after March 12, 2001. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

       Name and Address of                Amount and Nature of
        Beneficial Owner                  Beneficial Ownership       Percent(5)
        ----------------                  --------------------       -------
Wellington Management Company, LLP              196,700(1)             10.29%
  75 State Street
  Boston, MA 02109

Employee Stock Ownership Plan of                184,824(2)              9.67%
  First Federal Savings Bank of Iowa
  825 Central Avenue
  Fort Dodge, IA 50501

Dimensional Fund Advisors, Inc.                 155,100(3)              8.11%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

Brandes Investment Partners, L.P.               140,482(4)              7.35%
  12750 High Bluff Drive
  San Diego, CA  92130

(1) Based on a Schedule 13G/A, dated December 31, 2000, and filed with the SEC on January 10, 2001 by Wellington Management Company, LLP ("Wellington"). Wellington is an investment advisor which may be deemed to beneficially own the 196,700 shares of the Company's Common Stock which are held of record by clients of Wellington, which clients are entitled to receive, or have the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. Wellington has shared voting power over 171,900 shares and has shared investment power over 196,700 shares of the Company's Common Stock.

               (Footnotes to the table continue on the next page)

                                        3

(2) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years as its acquisition debt is retired. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Committee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rules. The ESOP Committee will vote, tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of December 31, 2000, 117,943 shares held by the ESOP Trust have been allocated. The ESOP Committee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power over the Common Stock held in the ESOP Trust.

(3) Based on a Schedule 13G, dated December 31, 2000, and filed with the SEC on February 2, 2001, by Dimensional Fund Advisors, Inc. ("Dimensional"). Dimensional is an investment adviser which may be deemed to beneficially own the 155,100 shares of the Company's Common Stock. Dimensional disclaims beneficial ownership of such shares.

(4) Based on Schedule 13G/A, dated December 31, 2000, and filed with the SEC on February 14, 2000 by Brandes Investment Partners, L.P. ("Brandes"). Brandes is an investment adviser which may be deemed to beneficially own the 140,482 shares of the Company's Common Stock. Brandes has shared voting of 62,037 shares and investment power over 140,482 shares of the Company's Common Stock.

(5) Percentages with respect to each person or group of persons have been calculated based upon 1,911,880 shares of Common Stock, the number of shares outstanding as of January 31, 2001.

Security Ownership of Management

        The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company or the Company's wholly owned subsidiary, First Federal Savings Bank of Iowa (the "Bank") as a group as of March 12, 2001.

                                                                      Amount and           Percent of
                                                                       Nature of             Common
                                                                      Beneficial             Stock
   Name                                      Title (1)            Ownership(2)(3)(4)      Outstanding(5)
   ----                                      ---------            ------------------      --------------
David M. Bradley                            Chairman of the
                                            Board, President
                                            and Chief
                                            Executive Officer          70,080(7)              3.61%

KaRene Egemo                                Director                   34,472(8)              1.80%

Howard A. Hecht                             Director                   36,064(9)              1.88%

Melvin R. Schroeder                         Director                   23,504(10)             1.23%

Mark M. Thompson                            Director                    9,500(11)             0.50%

Robert H. Singer, Jr                        Director                   14,312(12)             0.75%

Craig R. Barnes                             Director                    2,200(6)              0.12%

All directors and executive officers
as a group (13 persons)                                               425,625                20.72%

(1)  Titles are for both the Company and the Bank.
(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.
(3) The figure shown for all directors and executive officers as a group includes all 184,824 shares held in the ESOP as to which the members of the Company's ESOP Committee (consisting of Directors Hecht, Egemo and Schroeder) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually.
(4) The figures shown include 4,484 shares held pursuant to First Federal Savings Bank of Iowa Employees' Savings and Profit Sharing Plan and Trust that have been allocated as of December 31, 2000 to all executive officers as a group. Such persons have sole voting power and sole investment power as to such shares.
(5) Percentages with respect to each person or group of persons have been calculated as though the number of outstanding shares of Common Stock was 1,897,380, the number of shares of Common Stock outstanding as of March 12, 2001, plus in the case of each individual and the group, the number of additional shares of Common Stock which would be issued upon the exercise of all options by such individuals or group, respectively, within 60 days after March 12, 2001.
(6) Includes 200 shares over which Mr. Craig R. Barnes has shared voting and investment power. The figure shown includes 2,000 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(7) Includes 7,740 shares over which Mr. David M. Bradley has shared voting and investment power. The figure shown includes 13,625 shares held in trust pursuant to the ESOP that have been allocated as of December 31, 2000 to Mr. Bradley's individual account. Mr. Bradley has voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figure shown for Mr. Bradley does not include 66,881 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Mr. Bradley shares voting power with other ESOP participants. Includes 44,000 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(8) Includes 19,762 shares over which Ms. KaRene Egemo has shared voting and investment power. Includes 14,710 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(9) Includes 7,264 shares over which Mr. Howard A. Hecht has shared voting and investment power. Includes 16,000 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.

               (Footnotes to the table continue on the next page)

                                        5

(10) Includes 7,504 shares over which Mr. Melvin R. Schroeder has shared voting and investment power. Includes 16,000 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(11) Includes 4,000 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(12) Includes 4,812 shares over which Mr. Robert H. Singer, Jr. has shared voting and investment power. Includes 9,500 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.
(13) Includes 51,274 shares over which the directors and executive officers share voting power, 51,274 shares over which the directors and executive officers share investment power and an aggregate of 156,910 shares which may be acquired upon the exercise of stock options within 60 days of March 12, 2001.

              -----------------------------------------------------

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

              -----------------------------------------------------

General

        The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each class to contain, as near as may be possible, one-third of the entire number of the Board. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified. At the Annual Meeting, Mr. Howard A. Hecht will be retiring from the Board of Directors, effective April 27, 2001, the date of the Annual Meeting.

        The Nominating Committee has nominated two candidates for election as directors at the Annual Meeting, each to serve for a three-year term ending in 2004. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. However, if any nominee should become unable to serve, the proxies received in response to this solicitation that were voted in favor of such nominee will be voted for the election of such other person as shall be designated by the Board of Directors of the Company, unless the Board of Directors shall determine to further reduce the number of directors pursuant to the Bylaws of the Company. In any event, proxies cannot be voted for a greater number of persons than the two nominees named.

Information with Respect to Nominees and Continuing Directors

        The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."

                                          End of                                        Director
        Name                    Age(1)     Term      Position Held with Company         Since(2)
        ----                    ------     ----      --------------------------         --------
Nominees for a Three-Year
Term Expiring in 2004
---------------------
Craig R. Barnes                  43        2004               Director                    2001
Melvin R. Schroeder              64        2004               Director                    1992

Continuing Directors
--------------------
KaRene Egemo                     64        2002               Director                    1993
Mark M. Thompson                 49        2002               Director                    1999
David M. Bradley                 49        2003     Chairman of the Board, President      1989
                                                      and Chief Executive Officer

Robert H. Singer, Jr             52        2003               Director                    1997

Retiring Director
-----------------
Howard A. Hecht                  73        2001               Director                    1990

(1)     At March 29, 2001.
(2)     Includes terms as directors of the Bank prior to the incorporation of the Company on December 5, 1995.

        The principal occupation and business experience of each nominee for election as director and of each continuing director are set forth below.

Nominees for Election as Directors

        Craig R. Barnes is the Executive Director of International Products for Principal Capital Management ("IPPCM"), a member of the Principal Financial Group, a position he has held since August of 2000. Mr. Barnes has served with Principal Financial Group in Des Moines, Iowa in various capacities since 1979.

        Melvin R. Schroeder is Vice President of Instruction at Iowa Central Community College in Fort Dodge, Iowa. He has been employed with the College since 1967.

        The board of directors unanimously recommends a vote "FOR" Approval of both nominees for election as directors.

Continuing Directors

        KaRene Egemo has been the owner of Egemo Realty, Inc. in Fort Dodge, Iowa since 1978.

        Mark M. Thompson has been the owner of Mark Thompson CPA, P.C. in Fort Dodge, Iowa since 1984 and has been a certified public accountant since 1978.

        David M. Bradley has been President of the Bank since 1990 and Chief Executive Officer of the Bank since 1992. He has been affiliated with the Bank since 1982. Mr. Bradley has served as the President and Chief Executive Officer of the Company since the Company's inception in December 1995. He became Chairman of the Board of the Company and the Bank as of January 1, 1997.

        Robert H. Singer, Jr. has been the co-owner of Calvert, Singer & Kelley Insurance Services, Inc., an insurance agency, in Fort Dodge, Iowa, since 1988.

Retiring Director

        Howard A. Hecht has served as a director of the Company since 1990. He is a retired insurance executive and was employed for 39 years as Vice President with Principal Mutual Life Insurance Company in Des Moines, Iowa. He will be retiring from the Board of Directors effective on April 27, 2001.

Board and Committee Meetings

        The Company's Board of Directors held 12 regular meetings, one annual meeting and one special meeting during 2000. During 2000, all directors of the Company attended at least 75% of the total meetings held during the period of their service on the Board of Directors and committees thereof. The Board of Directors maintains committees, the nature and composition of which are described below.

        Personnel and Compensation Committee. The Personnel and Compensation Committee meets periodically to review the performance of and to make recommendations to the Board regarding the compensation of the Company's officers. The current Personnel and Compensation Committee of the Company is comprised of Directors Hecht (Chairman), Egemo and Schroeder. The Personnel and Compensation Committee met 3 times during the year ended December 31, 2000.

        Nominating   Committee.   The  Nominating  Committee  discusses director
nominations prior to each Annual Meeting of the Company. Currently, it is comprised of Directors Egemo (Chairperson), Thompson and Singer. The Nominating Committee met 3 time during the year ended December 31, 2000.

        The Nominating Committee met on January 26, 2001 to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a shareholder. No nominations for directors were received from shareholders for the elections to be held at the Annual Meeting. To be timely, notice of a shareholder's nomination for an annual meeting must be delivered to or received by the Corporate Secretary of the Company not less than 60 days prior to the date of the meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, not less than 90 days prior to the date of the meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting, or, with respect to an annual meeting held at any other time, not more than 10 days following the date on which notice of such meeting is first given to shareholders.

        Examining and Audit Committee. The Examining and Audit Committee recommends the selection of the Company's independent accountants to the Board and meets with the accountants to discuss the scope and to review the results of the annual audit. It is comprised of Directors Schroeder (Chairman), Egemo and Thompson. Each member of the Examining and Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the NASDAQ Stock Market. The Examining and Audit Committee of the Company met 4 times during the year ended December 31, 2000.

        The board of directors of North Central Bancshares has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

AUDIT COMMITTEE REPORT

              NORTH CENTRAL BANCSHARES, INC. AUDIT COMMITTEE REPORT

        The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

        The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management. The committee has also reviewed and discussed with McGladrey & Pullen, LLP, their independent auditors the matters required to be discussed by SAS 61.

        The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee) and has discussed McGladrey & Pullen, LLP's independence with that firm.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                               Audit Committee of North Central Bancshares, Inc.

                               Melvin R. Schroeder (Chairman)
                               KaRene Egemo
                               Mark M. Thompson

Executive Officers

        The following individuals are executive officers of the Company and the Bank and hold the offices set forth below opposite their names.

         Name                    Positions Held with the Company and the Bank
         ----                    --------------------------------------------
   C. Thomas Chalstrom           Executive Vice President
   Jean L. Lake                  Secretary
   John L. Pierschbacher         Treasurer
   Kirk A. Yung                  Senior Vice President

        Name                     Position Held with the Bank
        ----                     ---------------------------
   C. Thomas Chalstrom           Chief Operating Officer


        The executive officers of the Company and the Bank are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation, or removal by the Boards of Directors of each of the Company and the Bank.

        Biographical information of executive officers of the Company and the Bank is set forth below.

        C.Thomas Chalstrom, age 37, has been employed with the Bank since 1985, was named Executive Vice President in December 1994. Mr. Chalstrom was named Chief Operating Officer of the Bank in December 1998.

        Jean L. Lake, age 58, has been employed with the Bank since 1972 and was named Secretary in 1987. Ms. Lake serves as Board Secretary and is in charge of marketing.

        John L. Pierschbacher, CPA, age 41, has been employed with the Bank since 1992. Mr. Pierschbacher was named Treasurer of the Bank in January 1994. He is the Bank and the Company's Chief Financial Officer and is in charge of the accounting functions of the Bank and the Company. Mr. Pierschbacher was employed in public accounting for nine years at the public accounting firm of McGladrey & Pullen, LLP prior to joining the Bank.

        Kirk A. Yung, age 38, has been employed with the Bank since 1990, was named Senior Vice President in January 1995 and is in charge of consumer lending. Mr. Yung had five years of experience in various positions with financial institutions before joining the Bank.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

        Fee Arrangements. Currently, non-employee directors receive monthly fees of $450, an additional director's fee of $300 for each monthly meeting attended and $75 for each committee meeting attended.

        Stock Option Plan. Directors of the Company are eligible to receive grants of Options pursuant to the Company's Option Plan. See "-- Stock Option Plan." Under the Stock Option Plan, individuals who were non-employee directors ("Eligible Directors") on September 21, 1996, (the "Effective Date") received an initial grant of an option to purchase 20,000 shares of Common Stock. All such options are exercisable in five equal installments beginning one year from the date of grant. Individuals who became an Eligible Director after the Effective Date, but before January 1, 1998, were granted on each of January 1, 1997 and 1998, an option to purchase 500 shares and on January 23, 1998, an additional option to purchase 3,000 shares of Common Stock. Such options were immediately exercisable upon grant. Such Eligible Directors and any individuals who become an Eligible Director after January 1, 1998, will be granted on each January 1 after 1998, an option, which will be immediately exercisable upon grant, to purchase 2,000 shares of Common Stock, provided the Plan is still in effect and the Eligible Director is still serving as such on the date of grant. All options granted to Eligible Directors under the Stock Option Plan have an exercise price per share equal to the fair market value of a share of Common Stock on the date of the option grant.

Executive Compensation

        The Report of the Company's Personnel and Compensation Committee the "Report" and the Performance Graph the "Graph" included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the Report and the Graph shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

        Compensation Committee Report

        The 2000 compensation programs described in this Proxy Statement were established by the Personnel and Compensation Committee of the Company's Board of Directors. This Committee is comprised entirely of non-employee directors.

        The Company's compensation program was designed to create and sustain high performance, to attract and retain the people necessary to grow the business, and to induce employees to act as shareholders of the Company and to become personally accountable for their own individual actions and the overall Company's success. The program was designed to be highly sensitive to performance and reflect both short and long term performance.

        The 2000 compensation program consists of three components: (1) base salary; (2) annual bonus; and (3) long term incentives, e.g., stock options and fringe benefits. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel, especially in these times of great competition for skilled personnel, and align their financial interests with those of the Company's shareholders, and that is responsive to immediate and long-term needs of executive officers and their families.

        During 2000, base salaries were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities, and to enable them to maintain appropriate standards of living within their communities. During the year 2000 discretionary bonus awards were reduced and were replaced with incentives based on achieving established goals. Fringe benefit plans, consisting of a pension plan, 401(K) plan, and group insurance coverages, are designed to provide for health and welfare of the executives and their families, as well as for their long term financial needs. In addition, all executive officers participate in the Company's Employee Stock Ownership Plan (the "ESOP"). Each executive officer has an individual account within the ESOP Trust which is invested in employers securities, with the result of that portion of each executive officers long-term retirement savings being tied to the performance of the Bank and the Company.

        The Chief Executive Officer's base salary for the year 2000 was set at $190,000, and he was not awarded any bonus for 2000.

                                       Personnel and Compensation
                                       Committee of North Central
                                       Bankshares, Inc.

                                       Howard A. Hecht (Chairman)
                                       KaRene Egemo
                                       Melvin R. Schroeder

        Compensation Committee Interlocks and Insider Participation. There are no interlocks, as defined under the rules and regulations of the SEC, between the Personnel and Compensation Committee and corporate affiliates of members of the Personnel and Compensation Committee or otherwise.

        Performance Graph

        Pursuant to the regulations of the SEC, the graph below compares the performance of the Bank with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from December 29, 1995 through December 29, 2000. On March 20, 1996, the Bank completed a reorganization from the mutual holding company form of organization to the stock holding company form of organization. In connection with this reorganization, each outstanding share of the Bank's common stock was converted into 1,385,590 shares of the Company's common stock and the Company sold and issued 2,625,467 additional shares of its common stock at a subscription price of $10.00 per share. At that time, the Company replaced the Bank as the issuer listed by The Nasdaq Stock Market. Accordingly, the graph below presents performance of the Bank's stock through March 20, 1996 and the Company's stock through December 29, 2000, the last trading day before the December 31, 2000 fiscal year end. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those below.


                       [PERFORMANCE GRAPHIC APPEARS HERE]


                                     Legend

Symbol     CRSP Total Returns Index for:        12/1995    12/1996     12/1997    12/1998    12/1999     12/2000
------     -----------------------------        -------    -------     -------    -------    -------     -------
______     North Central Bancshares, Inc.         100.0     120.2       178.8      154.4      140.5       168.2

           Nasdaq Stock Market (US Companies)     100.0     123.0       150.7      212.5      394.9       237.6

------     Nasdaq Financial Stocks                100.0     128.4       196.3      190.7      189.5       207.0
           SIC 6000-6799 US & Foreign

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 12/29/1995.


     There can be no assurance that stock performance will continue into the future with the same or similar trends depicted in the graph above.

        Summary Compensation Table.

        The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 2000, 1999 and 1998. No other officer received total salary and bonus in excess of $100,000 in fiscal 2000.

                           Summary Compensation Table

                                                             Long Term
                                                            Compensation
                                                            ------------
                                      Annual Compensation      Awards
                                      -------------------   ------------
                                                             Securities
                                                             Underlying
                                                              Options/      All Other
Name and Principal                     Salary       Bonus       SARS       Compensation
    Positions                   Year   ($)(1)        ($)        (#)           ($)(2)
----------------------------    ----   -------     -----    -----------    ------------
David M. Bradley                2000   190,000       101         --           23,296
Chairman of the Board,          1999   175,000     5,101         --           21,503
President and Chief Executive   1998   165,000       101       20,000         38,595
Officer

(1) Amount shown is gross earnings, including amounts contributed by Mr. Bradley on an after-tax basis to the Bank's Thrift Plan.
(2) Includes allocations under the ESOP of 1,341, 1,434, and 2,173 shares of the Company's Common Stock for 2000, 1999 and 1998 with a total market value of $23,296, $21,503 and $38,595, respectively, as of their respective allocation dates of December 31, 2000, 1999 and 1998, based on the closing sales prices for shares of the Company's common stock on The Nasdaq Stock Market on such dates.

     Employment Agreements.

         Effective as of March 20, 1996, the Company entered into an employment agreement with Mr. Bradley, and the Bank entered into an amended and restated employment agreement with Mr. Bradley (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Bradley and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

         The Employment Agreements with Mr. Bradley provide for a three-year term. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Bradley's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. The Company Employment Agreement provides for automatic daily extensions such that the term of the Company Employment Agreement shall be a rolling period of three years unless written notice of non-renewal is given by the Company's Board of Directors or Mr. Bradley. Mr. Bradley's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Bradley's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Bradley. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Bradley's employment for reasons other than for cause, or in the event of Mr. Bradley's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities;

(iii) a relocation of his principal place of employment outside Webster County, Iowa without his consent; (iv) liquidation or dissolution of the Bank or the Company; (v) a change of control; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Bradley or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Bradley's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

         In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

         Payment under the Company Agreement would be made by the Company. In addition, payments to Mr. Bradley under the Bank Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. However, to the extent that payments under the Company Agreement and the Bank Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. The Employment Agreements also provide that Mr. Bradley would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Mr. Bradley would also be indemnified by the Bank and the Company to the fullest extent allowable under federal and Iowa law, respectively.

         Cash and benefits paid to Mr. Bradley under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Employment Agreements will be limited to the lesser of: (i) 2.99 times Mr. Bradley's average total compensation (whether or not taxable) for the period of five taxable years ending immediately prior to his termination of employment, or (ii) after provision for the excise tax, if any, imposed under section 4999 of the Code, the greater of an amount 2.99 times Mr. Bradley's average taxable compensation for the period of five taxable years ending immediately prior to his termination of employment or the maximum amount which may be paid to Mr. Bradley under the Employment Agreements without giving rise to such tax.

         The Employment Agreements also generally provide that for a period of one year following termination for cause, Mr. Bradley agrees not to compete with the Bank or Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office. The Employment Agreements also provide that Mr. Bradley agrees to keep any material document or information obtained from the Bank or Company confidential. In addition, the Employment Agreements provide that for a period of one year following termination, Mr. Bradley agrees not to solicit or offer employment to any officer or employee of the Bank or Company or solicit their respective customers.

         Pension Plan.

         The Bank participates in a multiple-employer noncontributory tax-qualified defined benefit plan (the "Retirement Plan") for eligible employees. As required, the Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the ERISA.

         Pension Plan Table.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank's Retirement Plan based on the Retirement Plan provisions at December 31, 2000. The amounts are expressed in the form of a single life annuity available at various levels of compensation and years of benefit service:

                                        Years of Service and
                                   Benefit Payable at Retirement
                 ------------------------------------------------------------------

Highest Average
    Salary           15           20            25            30            35
-------------    ----------   -----------   -----------   -----------   -----------
  $100,000        27,368        36,490        45,613        54,735        63,858

   125,000        34,868        46,490        58,113        69,735        81,358

   150,000        42,368        56,490        70,613        84,735        98,858

   175,000(1)     48,368(1)     64,490(1)     80,613(1)     96,735(1)    112,858(1)

(1) Under section 401(a)(17) of the Code, a participant's compensation in excess of $170,000 (as adjusted to reflect cost- of-living increases) is disregarded for purposes of determining highest average salary for benefit accruals in plan years beginning in or after 1994.

         These annual benefit amounts are subject to adjustments for Social Security benefits. At December 31, 2000, David M. Bradley had 17 years of credited service under the Retirement Plan and his highest average salary was $149,502. Compensation recognized for purposes of retirement plan benefits consists of salary as reported in the "Salary" column of the Summary Compensation Table.

         Stock Option Plan.

         The Option Plan was approved by the Company's shareholders at a Special Meeting of Shareholders held on September 21, 1996. The Option Plan provides for the grant of Options to certain officers, employees and outside directors of the Company. The Option Plan is not subject to ERISA. The purpose of the Option Plan is to promote the growth and profitability of the Company; to provide certain key officers; employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

         The following table provides information with respect to the number of shares of Common Stock represented by outstanding options held by Mr. Bradley on December 31, 2000 and the value for such options that are "in-the-money" options. The value for "in-the-money" options represents the positive spread between the exercise price of any such option and the year-end price of the Common Stock, which was $17.375 per share.

                     2000 Fiscal Year-End Option/SAR Values

                                                     Number of Securities                 Value of Unexercised
                                                    Underlying Unexercised                    In-the-Money
                                                    Options/SARs at Fiscal               Options/SARs at Fiscal
                                                           Year-end                             Year-end
                                                            (#)(1)                                 ($)

Name (1)                                           Exercisable/Unexercisable            Exercisable/Unexercisable
--------                                           -------------------------            -------------------------
David M. Bradley                                         40,000/20,000                       160,000/40,000
 Chairman of the Board, President and
 Chief Executive Officer

(1) Mr. Bradley did not exercise options during the fiscal year ended December 31, 2000.

Transactions With Certain Related Persons

         From time to time the Bank makes loans to its and the Company's officers and directors, which loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company retained Mr. Hecht to conduct property inspections for the Bank during the 2000 fiscal year. Mr. Hecht received approximately $2,600 for providing these services.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to the Company or the Bank, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders of the Company and the Bank were complied with.

              -----------------------------------------------------

                                  PROPOSAL TWO
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

              -----------------------------------------------------


         The Board of Directors has appointed the firm of McGladrey & Pullen, LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the Company's shareholders. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Audit Fees. The aggregate fees of McGladrey & Pullen, LLP for the audit of the Company's financial statements at and for the year ended December 31, 2000 and reviews of the Company's Quarterly Reports on Form 10-Q were $50,255, of which an aggregate amount of $18,600 has been billed through December 31, 2000.

         Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, McGladrey & Pullen, LLP and its associated entity RSM MCGladrey, Inc. did not perform any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-02 of Regulation S-X.

         All Other Fees. The aggregate fees for services other than those discussed above rendered by McGladrey & Pullen, LLP and its associated entity RSM McGladrey, Inc. to the Company for the year ended December 31, 2000 were $13,973, of which an aggregate amount of $7,523 has been billed through December 31, 2000.

         The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the Company.

              -----------------------------------------------------

                                 PROPOSAL THREE

      AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT
         THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE
               CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME
         BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT
           THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN
                               THE ANNUAL MEETING

              -----------------------------------------------------



         The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the Meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

         The Board of Directors unanimously recommends that shareholders vote "For" authorization of the Board of Directors of North Central Bancshares, Inc., in its discretion, to direct the vote of the proxies upon such other matters incident to the conduct of the annual meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

                             ADDITIONAL INFORMATION

Date for Submission of Shareholder Proposals

         Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2002 Annual Meeting of Shareholders must be received by the Company by November 26, 2001, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at the Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Date For Submission of Shareholder Proposals."

Other Matters Which May Properly Come Before the Annual Meeting

         As of the date of this Proxy Statement, management does not know of any other matters to be brought before the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

                              FINANCIAL STATEMENTS

         A copy of the Annual Report to Shareholders for the year ended December 31, 2000, containing financial statements as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The consolidated financial statements have been audited by McGladrey & Pullen, LLP whose report thereon appears in the Annual Report. The Annual Report serves as the Bank's Annual Disclosure Statement for purposes of the regulations of the Federal Deposit Insurance Corporation. An additional copy of the Annual Report will be promptly furnished without charge to shareholders upon request.

         The Company will file an annual report on Form 10-K for its fiscal year ended December 31, 2000 with the SEC. Shareholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Ms. Jean L. Lake, Secretary, North Central Bancshares, Inc., c/o First Federal Savings Bank of Iowa, 825 Central Avenue, Fort Dodge, Iowa 50501.

         To assure that your shares are represented at the annual meeting, please sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.

                                                                     Appendix A
                                                                     ----------


                         NORTH CENTRAL BANCSHARES, INC.

                             AUDIT COMMITTEE CHARTER

                                  May 26, 2000

                         North Central Bancshares, Inc.
                             Audit Committee Charter

         The audit  committee  is a  committee  of the board of  directors.  Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

         In meeting its responsibilities, the audit committee is expected to:

(1) Provide and open avenue of communication between the internal auditor, the independent auditor, and the board of directors.

(2)  Review and update the committee's charter annually.

(3) Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

(4) Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

(5) Confirm and assure the independence of the internal auditor and the independent auditors, including a review of management consulting services and related fees provided by the independent auditor.

(6) Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

(7) Consider, in consultation with the independent auditor and the internal auditor, the audit scope and plan of the internal auditor and the independent auditor.

(8) Consider with management and the independent auditor the rationale for employing audit firms other than the principal auditor.

(9)  Review  with  the  internal   auditor  and  the  independent   auditor  the
     coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

(10) Consider and review with the independent auditor and the internal auditor:

     a. The adequacy of the company's internal controls including computerized information system controls and security.

     b.   Any  related   significant   findings  and   recommendations   of  the
          independent auditor and internal auditor together with management=s responses thereto.

(11) Review with management and the independent auditor at the completion of the annual examination:

     a.   The company's annual financial statements and related footnotes.

     b. The independent auditor's audit of the financial statements and his or her report thereon.

     c. Any significant changes required in the independent auditor's audit plan.

     d. Any serious difficulties or disputes with management encountered during the course of the audit.

     e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

(12) Consider and review with management and the internal auditor:

     a. Significant findings during the year and management's responses thereto.

     b. Any difficulties encountered in the course of their audits, including and restrictions on the scope of their work or access to required information.

     c.   Any changes required in the planned scope of the audit plan.

     d.   The internal auditing department budget and staffing.

     e.   The internal auditors annual performance evaluation.

(13) Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

(14) Review with management, the independent auditor, and the internal auditor the interim financial report before it is filed with the SEC or other regulators.

(15) Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports receive from regulators.

(16) Meet with the internal auditor, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

(17) Report   committee   actions   to  the   board  of   directors   with  such
     recommendations as the committee may deem appropriate.

(18) Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

(19) The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, auditors, or others to assist it in the conduct of any investigation.

(20) The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or
     others  to  attend  the  meeting  and  provide  pertinent   information  as
     necessary.

(21) The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

     The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors upon the recommendation of the nominating committee.

     The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

REVOCABLE PROXY           NORTH CENTRAL BANCSHARES, INC.         REVOCABLE PROXY
                               825 Central Avenue
                             Fort Dodge, Iowa 50501

     This proxy is solicited on behalf of the Board of Directors of North Central Bancshares, Inc. for the Annual Meeting of Shareholders to be held on April 27, 2001

     The undersigned shareholder of North Central Bancshares, Inc. hereby appoints KaRene Egemo, Robert H. Singer, Jr., and Mark M. Thompson, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of North Central Bancshares, Inc. held of record by the undersigned on March 12, 2001, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 27, 2001 at 10:00 a.m., Central Time, at the Trolley Center, located at 900 Central Avenue, Fort Dodge, Iowa, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of nominees listed in Item 1 and FOR the proposals in Items 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the Proxy Statement for the Annual Meeting, the Board of Directors is not aware of any such other business.

1.   Election of Directors to a Three Year Term.
     Nominees:           Craig R. Barnes                 Melvin R. Schroeder

     |_| FOR all nominees                         |_| WITHHOLD for all nominees

Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided.

   -------------------------------------------------------------------------

             PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

2. Ratification of appointment of McGladrey & Pullen LLP as independent auditors for the Company for the fiscal year ending December 31, 2001.

         |_| FOR                 |_| AGAINST               |_| ABSTAIN

3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

         |_| FOR                 |_| AGAINST               |_| ABSTAIN

                                  Dated:__________________________________, 2001


                                  ----------------------------------------------
                                            Signature of Shareholder


                                  ----------------------------------------------
                                           Signature if held jointly

Please sign exactly as your name appears on this proxy, Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

I Will Attend the Annual Meeting  |_|

The abovesigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.

The Board of Directors of North Central Bancshares, Inc. unanimously recommends a vote "FOR" all nominees in Item 1 and "FOR" the proposals in Items 2 and 3.